UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1:  Report to Shareholders.

FPA Crescent Fund

Semi-Annual Report

June 30, 2015

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

The FPA Crescent Fund decreased in value by 0.15% in the second quarter and is unchanged since year-end 2014. The S&P 500 increased in value by 0.28% in the second quarter and by 1.23% year-to-date. Larger companies, on average, performed better. Returns for both the quarter and the year, thus far, were driven by growth stocks. The Russell 3000 index has both growth and value components that, although not perfect indicators, give some sense of which style is outperforming. This year, so far, has been all about the growth stocks, with the broad R3000 Growth index returning 4.84%, more than the -0.51% R3000 Value index.1 Such is the cross borne today by value investors such as ourselves.

	2015 Q2	2015 1H
Russell 3000	0.14%	1.94%
Russell 3000 Growth	0.27%	4.33%
Russell 3000 Value	0.00%	-0.51%

With interest rates rising, bond markets have suffered as well. The Barclays U.S. Aggregate Bond Index declined 1.68% in the second quarter and 0.10% in the first six months.

The fund's best and worst performers largely offset each other in the second quarter with the winners adding 0.94% and the losers detracting 0.93%. No distinct news drove the price change for these securities during the period.

Contributors	Detractors
Microsoft	Oracle
American Int'l Group	Alcoa
Citigroup	TE Connectivity
Bank of America	Interpublic Group
Aon	Meggitt

In the most recent quarter, we published a white paper on market cycle returns that can be found on our website (www.fpafunds.com).2 We hope that it further educates our investors as to what we consider appropriate time frames by which to measure our ability to meet our stated objectives: to deliver equity rates of return over the long-term with less risk than the market while avoiding permanent impairment of capital. We believe it's important to measure performance relative to an objective over full market cycles.

We define a full market cycle as the period from one market peak to the next that includes a market correction along the way. That is, a market high, followed by at least a 20% correction over at least a two-month

1  The Russell 3000 indices are not the Fund's official benchmarks and are used here as a reference for the market environment, generally. Returns for 2Q 2015 for S&P 500, S&P 500 Growth and S&P 500 Value were 0.28%, 0.31%, and 0.24% respectively. Returns for 1H 2015 for S&P 500, S&P 500 Growth and S&P 500 Value were 1.23%, 2.80%, and -0.45% respectively. The Russell 3000 Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. The Russell 3000 Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the U.S. The Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.

2  http://www.fpafunds.com/docs/special-commentaries/2015-04-29-market-cycle-performance-final.pdf?sfvrsn=2.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

period, which is, in turn, followed by a new market peak. A market cycle, by our definition, begins with the ending of one bull market, followed by a bear market and ending with another bull market. Since the Fund began, our focus has been to seek long-term performance over a market cycle rather than short-term results.

3/25/2000 – 10/9/2007

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
FPACX
S&P 500
Russell 2500
3/2000
3/2001
3/2002
3/2003
3/2004
3/2005
3/2006
3/2007

	Annualized Return	Max Drawdown
FPA Crescent Fund (Average liquidity = 29.50%)	14.70%	-10.94%
S&P 500 Index	2.00%	-44.73%
Russell 2500 Index	8.08%	-27.27%
60% S&P 500 / 40% BC Agg.	4.70%	-22.82%

10/10/2007 – 6/30/2015

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
FPACX
S&P 500
MSCI ACWI
10/2007
10/2008
10/2009
10/2010
10/2011
10/2012
10/2013
10/2014

	Annualized Return	Max Drawdown
FPA Crescent Fund (Average liquidity = 31.20%)	6.82%	-28.84%
S&P 500 Index	5.92%	-50.95%
MSCI ACWI	2.26%	-54.92%
60% S&P 500 / 40% BC Agg.	5.79%	-32.54%

The left chart depicts the prior full market cycle from the market peak and dot-com bubble in 2000 through an estimated 45% correction, followed by a housing market and subprime loan-fueled new peak in 2007. From March 2000 to October 2007, we delivered a 14.70% annualized return, better than both the S&P 500 and an S&P/Barclay's Aggregate blend. And this occurred with much less downside. The right chart reflects the current market cycle that began in October 2007. Since then, the fund has returned an annualized 6.82%, also better than these indices and also with less downside.3

3  Market Cycle Performance reflects two most recent market cycles (peak to peak) defined as a period that contains a decline of at least 20% from the previous market peak over at least a two-month period and a rebound to establish a new peak above the previous one by S&P 500 Index. The MSCI ACWI index rather than the Russell 2500 index is used in the right table since the FPA Crescent portfolio had increased its global exposure in this time period. We make a distinction between cash and liquidity, although we sometimes use them interchangeably. Cash includes the cash received from securities sold short and, as a result, can appear to overstate the cash balance. Therefore, we believe liquidity, which nets that out, is the more appropriate measure. Past performance is no guarantee of future result. Investment returns and principal value may fluctuate, so that shares, when redeemed, may be worth less than their original cost.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Continued

Less important than the market cycle return, but relevant nonetheless, is the drawdown. Put another way, how large was the decline from peak to trough? The maximum drawdown of the S&P 500 in each of the market cycles depicted was approximately 45% and 51%, respectively. It's been some time since we've seen that kind of market weakness but as long as there are economic cycles, wars, government intervention, and fear and greed, we'll continue to have the ups and downs of a market cycle. If not, we'd all be better off in an index fund or ETF.4

To avoid repetition and in lieu of what is generally this period's longer market commentary, we would like to refer you to a speech entitled "Don't Be Surprised" that I gave last month to the CFA Society of Chicago.5 It is available on our website as well.

Conclusion

It continues to be a seller's market. Private equity firms have been refinancing their debt at historically low rates and/or reducing their ownership stakes for the past few years. Shares in initial public offerings (IPOs) are being sold at the quickest rate in years. 2014 was the largest IPO year since 2000 and IPOs remain robust in 2015, thus far, despite decelerating from last year.6 And, the vast majority of those newly-issued shares in 2015 are for companies that have negative earnings.

It remains challenging to find investments that appropriately discount a reasonable worst case scenario. Until that changes, we will continue to add depth and breadth to our library of prospective investments so as to be ready when attractive opportunities arise. Mark Landecker, Brian Selmo and I thank you for your continued trust in our Contrarian Value team.

Respectfully submitted,

Steven Romick
Portfolio Manager
July 14, 2015

4  Index fund is a type of mutual fund with a portfolio constructed to match or track the components of a market index. An index mutual fund is said to provide broad market exposure, low operating expenses and low portfolio turnover. In general, an ETF or Exchange Traded Fund is a fund that tracks an index, but can be traded like a stock.

5  http://www.fpafunds.com/docs/special-commentaries/cfa-society-of-chicago-june-2015-final1.pdf?sfvrsn=2.

6  https://www.wilmerhale.com/blog/ipo/post/?id=17179877428; https://www.wilmerhale.com/uploadedFiles/Shared_Content/Editorial/Publications/Documents/2015-WilmerHale-IPO-Report.pdf.

The discussions of Fund investments represent the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2015
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INFRASTRUCTURE SOFTWARE — 6.9%
Microsoft Corp.	14,530,000	$641,499,500
Oracle Corp.	17,890,600	720,991,180
		$1,362,490,680
DIVERSIFIED BANKS — 3.8%
Bank of America Corp.	15,705,000	$267,299,100
Citigroup, Inc.	8,645,300	477,566,372
		$744,865,472
FOOD & DRUG STORES — 3.5%
CVS Health Corp.	4,146,600	$434,895,408
Jardine Strategic Holdings Ltd. (Hong Kong)	1,951,900	59,084,013
Walgreens Boots Alliance, Inc.	2,175,000	183,657,000
		$677,636,421
INSURANCE BROKERS — 3.3%
Aon plc (Britain)	6,430,000	$640,942,400
COMMUNICATIONS EQUIPMENT — 2.7%
ARRIS Group, Inc.*	5,589,000	$171,023,400
Cisco Systems, Inc.	13,330,600	366,058,276
		$537,081,676
ENTERTAINMENT CONTENT — 2.5%
Naspers Ltd. (N Shares) (South Africa)	3,084,895	$480,509,290
BEVERAGES — 2.4%
Anheuser-Busch InBev NV (ADR) (Belgium)	1,990,000	$240,133,300
Carlsberg A/S (B Shares) (Denmark)	2,601,624	236,179,049
		$476,312,349
P&C INSURANCE — 2.4%
American International Group, Inc.	7,580,800	$468,645,056
AIRCRAFT & PARTS — 2.2%
Meggitt plc (Britain)	30,376,701	$222,609,867
United Technologies Corp.	1,880,000	208,548,400
		$431,158,267

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
BASE METALS — 2.2%
Alcoa, Inc.	30,514,900	$340,241,135
MMC Norilsk Nickel OJSC (ADR) (Russia)	3,289,684	55,496,969
Norsk Hydro ASA (Norway)	8,397,350	35,397,511
		$431,135,615
LIFE SCIENCE EQUIPMENT — 2.1%
Thermo Fisher Scientific, Inc.	3,180,000	$412,636,800
ELECTRICAL COMPONENTS — 2.0%
TE Connectivity, Ltd. (Switzerland)	6,239,400	$401,193,420
ADVERTISING & MARKETING — 2.0%
Interpublic Group of Cos., Inc. (The)	8,974,000	$172,928,980
WPP plc (Britain)	10,134,960	227,084,152
		$400,013,132
EXPLORATION & PRODUCTION — 2.0%
Canadian Natural Resources Ltd. (Canada)	5,280,000	$143,404,800
Occidental Petroleum Corp.	3,099,300	241,032,561
		$384,437,361
HEALTH CARE SUPPLY CHAIN — 1.9%
Express Scripts Holding Co.*	4,234,000	$376,571,960
INTERNET MEDIA — 1.9%
Google, Inc. (Class A)*	220,014	$118,816,361
Google, Inc. (Class C)*	220,618	114,833,875
Yahoo!, Inc.*	3,409,200	133,947,468
		$367,597,704
SEMICONDUCTOR DEVICES — 1.7%
Analog Devices, Inc.	3,522,000	$226,059,570
QUALCOMM, Inc.	1,836,000	114,988,680
		$341,048,250
HOUSEHOLD PRODUCTS — 1.5%
Henkel AG & Co. KGaA (Germany)	1,167,861	$111,307,069
Unilever NV (CVA) (Britain)	4,300,000	179,074,385
		$290,381,454
ELECTRICAL POWER EQUIPMENT — 1.1%
General Electric Co.	8,215,200	$218,277,864

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
INVESTMENT COMPANIES — 1.0%
Groupe Bruxelles Lambert SA (Belgium)	2,364,435	$190,318,431
CONTAINERS & PACKAGING — 0.9%
Owens-Illinois, Inc.*	8,009,100	$183,728,754
PACKAGED FOOD — 0.9%
Orkla ASA (Norway)	23,328,978	$183,586,139
INTEGRATED OILS — 0.9%
Gazprom OAO (ADR) (Russia)	12,676,800	$65,285,520
Lukoil OAO (ADR) (Russia)	1,453,600	63,965,668
Rosneft OAO (GDR) (Russia)	5,705,000	23,504,600
Surgutneftegas OAO (Preference Shares) (Russia)	39,282,200	30,359,442
		$183,115,230
COMMERCIAL FINANCE — 0.9%
CIT Group, Inc.	3,585,000	$166,666,650
FLOW CONTROL EQUIPMENT — 0.8%
Sulzer AG (Switzerland)	1,478,715	$152,070,643
MEDICAL DEVICES — 0.8%
Medtronic plc (Ireland)	2,020,579	$149,724,904
REINSURANCE — 0.6%
Alleghany Corp.*	269,435	$126,300,351
CONSTRUCTION & MINING MACHINERY — 0.6%
Joy Global, Inc.	3,371,800	$122,059,160
TELECOM CARRIERS — 0.5%
Vodafone Group plc (ADR) (Britain)	2,870,999	$104,647,914
CASINOS & GAMING — 0.4%
Genting Malaysia Bhd (Malaysia)	67,555,200	$75,200,594
MARINE SHIPPING — 0.3%
Sound Holding FP (Luxembourg)††,**	1,146,250	$58,088,055

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
BANKS — 0.2%
Sberbank of Russia (ADR) (Russia)	4,969,178	$25,939,109
Sberbank of Russia (Preference Shares) (Russia)	20,370,200	17,836,152
		$43,775,261
AUTOMOTIVE RETAILERS — 0.2%
Jardine Matheson Holdings, Ltd. (Hong Kong)	564,700	$31,905,550
OIL & GAS SERVICES & EQUIPMENT — 0.1%
Bennu Oil & Gas LLC-A*,**	511,472	$8,950,762
Bennu Oil & Gas LLC-B*,††,**	72,957	—
		$8,950,762
OTHER COMMON STOCKS — 0.9%		$184,215,273
TOTAL COMMON STOCKS — 58.1% (Cost $8,663,949,806)		$11,407,288,842
LIMITED PARTNERSHIPS — 0.2% (Cost $43,625,912)
Endeavour Regional Bank Opportunities Fund. L.P.††,**	7,062	$641,965
U.S. Farming Realty Trust II, L.P.††,**	111,673	11,606,407
U.S. Farming Realty Trust, L.P.††,**	350,000	41,659,275
		$53,907,647
BONDS & DEBENTURES
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.0%
AGENCY POOL FIXED RATE — 0.0%
Federal National Mortgage Association 323282 — 7.50% 7/1/2028	$25,176	$28,397
ASSET-BACKED SECURITIES — 1.7%
RELP 10 — 9.50% 11/20/2017††,**	$5,633,571	$5,633,571
RELP 2 — 9.00% 9/18/2015††,**	13,509,747	13,509,747
RELP 4 — 9.00% 12/20/2015††,**	4,189,885	4,189,885
RELP 5 — 9.50% 6/30/2016††,**	10,067,465	10,067,465
RELP 6 — 9.03% 8/18/2016††,**	20,753,790	20,753,790
RELP 7 — 11.25% 8/7/2017††,**	4,366,796	4,366,796
RELP 8 — 10.00% 10/17/2017††,**	4,520,913	4,520,913
RELP 9 — 9.00% 7/30/2017††,**	2,580,086	2,580,086
		$65,622,253

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

	Principal Amount	Fair Value
OTHER — 1.4%
Ship Loan Participation — 7.80% 12/24/2019††,**	$67,229,453	$67,229,453
Stanwich Mortgage Loan Trust Series
2009-2 A — 0.00% 2/15/2049††,**	$2,315,966	$1,035,700
2012-4 A — 1.531% 6/15/2051††,**	12,133,511	5,581,415
2012-2 A — 2.097% 3/15/2047††,**	8,666,232	3,683,149
2011-1 A — 2.82% 8/15/2050††,**	15,591,609	8,223,467
2011-2 A — 10.237% 9/15/2050††,**	9,696,571	5,189,644
2010-2 A — 10.571% 2/28/2057††,**	12,450,415	6,277,499
2010-4 A — 13.365% 8/31/2049††,**	9,348,646	4,721,066
2010-3 A — 20.135% 7/31/2038††,**	7,185,623	3,594,967
2010-1 A — 55.579% 9/30/2047††,**	1,844,474	932,935
Sunset Mortgage Loan Co. LLC 2014-NPL1 A — 3.228% 8/16/2044**	161,139,518	160,762,580
		$267,231,875
TOTAL ASSET-BACKED SECURITIES		$332,854,128
CORPORATE BONDS & NOTES — 1.4%
CONSUMER, CYCLICAL — 0.6%
Navistar International Corp. — 8.25% 11/1/2021	$26,904,000	$25,626,060
Sears Holdings Corp. — 6.625% 10/15/2018	79,149,000	75,785,168
Wal-Mart Stores, Inc. — 4.50% 7/1/2015	17,740,000	17,739,952
		$119,151,180
ENERGY — 0.3%
California Resources Corp.
— 5.00% 1/15/2020	$9,432,000	$8,323,740
— 5.50% 9/15/2021	39,031,000	33,910,133
— 6.00% 11/15/2024	9,432,000	8,100,201
		$50,334,074
FINANCIAL — 0.4%
Springleaf Finance Corp. — 6.90% 12/15/2017	$15,366,000	$16,360,027
Walter Investment Management Corp. — 7.875% 12/15/2021	25,997,000	23,982,232
iStar Financial, Inc.
— 5.875% 3/15/2016	18,836,000	19,235,323
— 5.85% 3/15/2017	4,964,000	5,119,125
Springleaf Finance Corp.
— 5.75% 9/15/2016	5,216,000	5,392,301
— 6.50% 9/15/2017	8,980,000	9,417,775
		$79,506,783

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

	Principal Amount	Fair Value
OTHER CORPORATE BONDS — 0.1%
Walter Investment Management Corp. — 4.50% 11/1/2019	$22,032,000	$18,176,400
TOTAL CORPORATE BONDS & NOTES (Cost $234,416,714)		$267,168,437
CORPORATE BANK DEBT — 0.0%
ATP Oil & Gas Corporation — 4.50% 3/1/2025*,††	$14,054,054	$140,540
U.S. TREASURIES — 36.6%
U.S. Treasury Bonds — 9.25% 2/15/2016	$315,000,000	$332,534,191
U.S. Treasury Notes
— 0.25% 7/15/2015	200,000,000	200,006,840
— 0.25% 9/15/2015	275,000,000	275,116,820
— 0.25% 9/30/2015†	250,000,000	250,115,975
— 0.25% 10/15/2015	325,000,000	325,174,557
— 0.25% 11/30/2015	300,000,000	300,186,030
— 0.25% 12/15/2015	250,000,000	250,161,125
— 0.25% 4/15/2016	250,000,000	249,959,725
— 0.25% 5/15/2016†	275,000,000	274,899,295
— 0.375% 8/31/2015	155,000,000	155,077,950
— 0.375% 1/15/2016	240,000,000	240,329,304
— 0.375% 3/15/2016	325,000,000	325,371,345
— 0.50% 6/15/2016	300,000,000	300,587,400
— 0.50% 6/30/2016	160,000,000	160,282,032
— 0.50% 8/31/2016	250,000,000	250,322,275
— 0.625% 7/15/2016	300,000,000	300,843,750
— 0.625% 8/15/2016	200,000,000	200,537,100
— 1.25% 10/31/2015	355,000,000	356,365,933
— 1.50% 6/30/2016	100,000,000	101,158,200
— 1.50% 7/31/2016	275,000,000	278,338,143
— 1.75% 7/31/2015	215,000,000	215,296,055
— 1.75% 5/31/2016†	245,000,000	248,221,603
— 2.00% 1/31/2016	245,000,000	247,631,839
— 2.125% 2/29/2016	245,000,000	248,159,398
— 2.375% 3/31/2016	305,000,000	309,847,548
— 2.625% 4/30/2016	250,000,000	254,823,000

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

	Principal Amount or Shares	Fair Value
— 4.25% 8/15/2015	$250,000,000	$251,282,950
— 4.50% 11/15/2015	270,000,000	274,408,587
TOTAL U.S. TREASURIES		$7,177,038,970
TOTAL BONDS & DEBENTURES (Cost $7,758,402,456)		$7,777,230,472
PUT OPTIONS PURCHASED — 0.1% (Cost $14,624,838)
JPY Put-Strike $95; expires 03/24/22; $194,350,000* (Barclays Capital Counterparty)	194,350,000	$25,978,765
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $16,480,603,012)		$19,264,405,726
SHORT-TERM INVESTMENTS — 1.5%
Exxon Mobil Corporation
— 0.05% 7/1/2015	53,730,000	$53,730,000
— 0.09% 7/8/2015	40,000,000	39,999,300
— 0.08% 7/16/2015	80,000,000	79,997,333
— 0.08% 7/22/2015	100,000,000	99,995,334
State Street Bank Repurchase Agreement — 0.00% 7/1/2015 (Dated 06/30/2015, repurchase price of $20,000,000, collateralized by $18,095,000 principal amount U.S. Treasury Bond — 3.75% 2043, fair value $20,402,113)	20,000,000	20,000,000
TOTAL SHORT-TERM INVESTMENTS (Cost $293,721,967)		$293,721,967
TOTAL INVESTMENTS — 99.7% (Cost $16,774,324,979)		$19,532,148,928
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT — (3.9)%
Alibaba Group Holding Ltd. (ADR) (China)*	(1,346,300)	$(110,760,101)
Baytex Energy Corp. (Canada)	(113,593)	(1,769,779)
ConocoPhillips	(301,000)	(18,484,410)
Crescent Point Energy Corp. (Canada)	(150,000)	(3,072,000)
Energy Select Sector SPDR Fund	(737,800)	(55,453,048)
Henkel AG & Co. KGaA (Preference Shares) (Germany)	(106,711)	(11,968,051)
Pennsylvania Real Estate Investment Trust	(600,000)	(12,804,000)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

	Shares	Fair Value
Pitney Bowes, Inc.	(401,000)	$(8,344,810)
SPDR S&P Oil & Gas Exploration & Production ETF	(322,300)	(15,038,518)
Tencent Holdings, Ltd. (China)	(23,595,100)	(470,894,463)
Ventas, Inc.	(61,800)	(3,837,162)
WW Grainger, Inc.	(96,000)	(22,718,400)
Yahoo Japan Corp. (Japan)	(7,114,000)	(28,715,251)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $708,596,480)		$(763,859,993)
Other assets and liabilities, net — 4.2%		$822,768,698
NET ASSETS — 100.0%		$19,617,036,398

*  Non-income producing security.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 1.45% of total net assets at June 30, 2015.

**  Restricted securities. These restricted securities constituted 2.31% of total net assets at June 30, 2015. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

†  Security segregated as collateral for securities sold short.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $16,480,603,012)	$19,264,405,726
Short-term investments — at amortized cost (maturities 60 days or less)	293,721,967
Cash	758
Deposits for securities sold	839,240,663
Receivable for:
Dividends and interest	57,823,120
Capital Stock sold	14,493,902
Investment securities sold	1,802,432
Unrealized gain on forward currency contracts	2,407,461
Total assets	20,473,896,029
LIABILITIES
Payable for:
Common stocks sold short (proceeds $708,596,480)	763,859,993
Investment securities purchased	62,276,436
Advisory fees	16,417,719
Capital Stock repurchased	12,035,331
Accrued expenses and other liabilities	2,270,152
Total liabilities	856,859,631
NET ASSETS	$19,617,036,398
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 581,502,043 outstanding shares	$16,424,673,673
Undistributed net realized gain	444,372,206
Undistributed net investment income	17,420,432
Unrealized appreciation of investments	2,730,570,087
NET ASSETS	$19,617,036,398
NET ASSET VALUE
Offering and redemption price per share	$33.74

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $6,772,959)	$109,526,352
Interest	79,651,714
Total investment income	189,178,066
EXPENSES
Advisory fees	102,402,984
Short sale dividend expense	3,877,275
Transfer agent fees and expenses	2,567,337
Custodian fees	697,619
Filing fees	499,915
Reports to shareholders	274,575
Administrative services fees	241,392
Professional fees	218,348
Directors fees and expenses	111,894
Audit and tax services fees	26,760
Legal fees	3,660
Other	14,666
Total expenses	110,936,425
Net expenses	110,936,425
Net investment income	78,241,641
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	418,301,012
Foreign currency transactions	10,969,686
Net change in unrealized appreciation (depreciation) of:
Investments	(507,268,468)
Translation of foreign currency denominated amounts	2,030,886
Net realized and unrealized loss	(75,966,884)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,274,757

See notes to financial statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$78,241,641	$82,103,340
Net realized gain	429,270,698	645,119,696
Net change in unrealized appreciation (depreciation)	(505,237,582)	450,254,868
Net increase in net assets resulting from operations	2,274,757	1,177,477,904
Distributions to shareholders from:
Net investment income	—	(169,790,684)
Net realized capital gains	—	(626,637,488)
Total distributions	—	(796,428,172)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,936,420,311	5,619,238,543
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	605,308,958
Cost of Capital Stock repurchased	(2,302,495,048)*	(2,605,634,802)*
Net increase from Capital Stock transactions	(369,074,737)	3,698,912,699
Total change in net assets	(366,799,980)	4,079,962,431
NET ASSETS
Beginning of period	19,983,836,378	15,903,873,947
End of period	$19,617,036,398	$19,983,836,378
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares issued to shareholders upon reinvestment of dividends and distributions	—	20,174,529
Shares of Capital Stock sold	57,030,299	166,562,201
Shares of Capital Stock repurchased	(67,748,315)	(77,072,782)
Change in Capital Stock outstanding	(10,718,016)	109,663,948

*  Net of redemption fees of $94,070 and $2,357,896 collected for the periods ended June 30, 2015 and December 31, 2014, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Year Ended December 31,			Nine Months Ended December	Year Ended March 31,
	2015 (unaudited)		2014	2013	2012	31, 2011	2011	2010
Per share operating performance:
Net asset value at beginning of period	$33.74		$32.96	$29.29	$26.78	$27.98	$25.88	$19.11
Income from investment operations:
Net investment income	$0.13		$0.25	$0.14	$0.12	$0.20	$0.31	$0.31
Net realized and unrealized gain (loss) on investment securities	(0.13)		1.94	6.02	2.63	(0.58)	2.75	6.77
Total from investment operations	—		$2.19	$6.16	$2.75	$(0.38)	$3.06	$7.08
Less distributions:
Dividends from net investment income	—		$(0.31)	$(0.21)	$(0.12)	$(0.31)	$(0.32)	$(0.31)
Distributions from net realized capital gains	—		(1.10)	(2.28)	(0.12)	(0.51)	(0.64)	—
Total distributions	—		$(1.41)	$(2.49)	$(0.24)	$(0.82)	$(0.96)	$(0.31)
Redemption fees	—	*	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$33.74		$33.74	$32.96	$29.29	$26.78	$27.98	$25.88
Total investment return	0.00%		6.64%	21.95%	10.33%	(1.36)%	12.22%	37.22%
Ratios/supplemental data:
Net Assets, End of Period (in $000's)	$19,617		$19,984	$15,904	$9,917	$7,479	$6,033	$3,292
Ratio of expenses to average net assets	1.11	%†	1.20%‡	1.23%‡	1.26%‡	1.25%†‡	1.28%‡	1.34%‡
Ratio of net investment income (loss) to average net assets	0.79	%†	0.45%	0.34%	0.62%	0.89%†	0.87%	1.32%
Portfolio turnover rate	90%		31%	22%	26%	32%	20%	32%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

‡  For the periods ended June 30, 2015, December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011, March 31, 2011, and March 31, 2010, the expense ratio includes short sale dividend expense equal to 0.04%, 0.05%, 0.09%, 0.10%, 0.07%†, 0.12%, and 0.17% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2015
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Note 8.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015
(Unaudited)

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,029,573,222 for the period ended June 30, 2015. The proceeds and cost of securities sold resulting in net realized gains of $418,301,012 aggregated $3,881,007,668 and $3,462,706,656, respectively, for the period ended June 30, 2015. Realized gains or losses are based on the specific identification method.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015
(Unaudited)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2015 (excluding short-term investments), was $15,834,479,696 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2015, for federal income tax purposes was $3,032,146,625 and $366,079,588, respectively resulting in net unrealized appreciation of $2,666,067,037. As of and during the period ended June 30, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2011 or by state tax authorities for years ended on or before December 31, 2010.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition to the advisory fee, under a separate Agreement, the Fund previously paid the Adviser monthly for providing certain financial and administrative services to the Fund. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this Agreement with the Adviser.

For the period ended June 30, 2015, the Fund paid aggregate fees of $111,894 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2015, the Fund collected $94,070 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market ("OTC") more accurately reflects the securities' value in the judgment of the Fund's

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015
(Unaudited)

officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2015 (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Infrastructure Software	$1,362,490,680	—	—	$1,362,490,680
Diversified Banks	744,865,472	—	—	744,865,472
Food & Drug Stores	677,636,421	—	—	677,636,421
Insurance Brokers	640,942,400	—	—	640,942,400
Communications Equipment	537,081,676	—	—	537,081,676
Entertainment Content	480,509,290	—	—	480,509,290

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Beverages	$476,312,349	—	—	$476,312,349
P&c Insurance	468,645,056	—	—	468,645,056
Aircraft & Parts	431,158,267	—	—	431,158,267
Base Metals	431,135,615	—	—	431,135,615
Life Science Equipment	412,636,800	—	—	412,636,800
Electrical Components	401,193,420	—	—	401,193,420
Advertising & Marketing	400,013,132	—	—	400,013,132
Exploration & Production	384,437,361	—	—	384,437,361
Health Care Supply Chain	376,571,960	—	—	376,571,960
Internet Media	367,597,704	—	—	367,597,704
Semiconductor Devices	341,048,250	—	—	341,048,250
Household Products	290,381,454	—	—	290,381,454
Electrical Power Equipment	218,277,864	—	—	218,277,864
Investment Companies	190,318,431	—	—	190,318,431
Other Common Stocks	184,215,273	—	—	184,215,273
Containers & Packaging	183,728,754	—	—	183,728,754
Packaged Food	183,586,139	—	—	183,586,139
Integrated Oils	183,115,230	—	—	183,115,230
Commercial Finance	166,666,650	—	—	166,666,650
Flow Control Equipment	152,070,643	—	—	152,070,643
Medical Devices	149,724,904	—	—	149,724,904
Reinsurance	126,300,351	—	—	126,300,351
Construction & Mining Machinery	122,059,160	—	—	122,059,160
Telecom Carriers	104,647,914	—	—	104,647,914
Casinos & Gaming	75,200,594	—	—	75,200,594
Marine Shipping	—	—	$58,088,055	58,088,055
Banks	43,775,261	—	—	43,775,261
Automotive Retailers	31,905,550	—	—	31,905,550
Oil & Gas Services & Equipment	—	—	8,950,762	8,950,762
Limited Partnerships	—	—	53,907,647	53,907,647
Residential Mortgage-Backed Securities Agency Pool Fixed Rate	—	$28,397	—	28,397
Asset-Backed Securities	—	—	65,622,253	65,622,253
Other	—	160,762,580	106,469,295	267,231,875
Corporate Bonds & Notes	—	267,168,437	—	267,168,437

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Corporate Bank Debt	—	—	$140,540	$140,540
U.S. Treasuries	—	$7,177,038,970	—	7,177,038,970
Short-term Investments	—	293,721,967	—	293,721,967
	$11,340,250,025	$7,898,720,351	$293,178,552	$19,532,148,928
Currency Options (currency Risk)	—	$25,978,765	—	$25,978,765
Forward Foreign Currency Contracts (currency risk)
Receivable	—	2,407,461	—	2,407,461
	—	$28,386,226	—	$28,386,226
Common Stock Sold Short	$(763,859,993)	—	—	$(763,859,993)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2015:

Investment	Beginning Value at June 30, 2014	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at June 30, 2015	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2015
Common Stocks— Long	$60,568,815	$(7,884,575)	$14,354,577	—	—	$67,038,817	$(7,884,575)
Limited Partnership	121,653,263	3,288,234	1,077,209	$72,111,059	—	53,907,647	(11,352,088)
Credit Fixed Income	147,429,285	(311,212)	11,644,183	25,770,009	—	132,992,247	(311,212)
Mortgage-Backed Securities	50,413,499	3,497,209	—	14,670,866	—	39,239,842	(137,559)
	$380,064,862	$(1,410,344)	$27,075,969	$112,551,934	—	$293,178,552	$(19,685,434)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015
(Unaudited)

procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2015. The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2015:

Financial Assets	Fair Value at June 30, 2015	Valuation Technique(s)	Unobservable Inputs	Price/Range
Common Stocks — Long	$58,088,055	NAV adjusted to Fair Value*	N/A	$50.68
	$8,950,762	Third-Party Broker Quote**	Quotes/Prices	$17.50
Limited Partnerships	$641,964	NAV as Practical Expedient***	N/A	$90.90
	$41,659,275	NAV as Practical Expedient***	N/A	$119.03
	$11,606,407	NAV as Practical Expedient***	N/A	$103.93
Credit Fixed Income	$132,851,707	Most Recent Capitalization (Funding)****	Private Financing	$100.00
	$140,541	Third-Party Broker Quote**	Quotes/Prices	$1.00
Mortgage-Backed Securities	$39,239,842	Methods of Comparables/Consensus Pricing*****	Quotes/Prices	$45.21-$65.55
			Discount	0.0%-12.8% (3.9%)

*  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying collateral and adjusts the NAV based on the difference between the two values.

**  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

***  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

****  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

*****  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statements of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015
(Unaudited)

the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2015 the proceeds from forward foreign currency contracts opened for the Fund were $261,584,917 and the contracts closed or settled was $129,544,429.

At June 30, 2015 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2015	Unrealized Appreciation
Euro	118,300,000	9/23/15	$132,040,489	$2,407,461

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015
(Unaudited)

master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2015:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company:
Repurchase Agreement	$20,000,000	$20,000,000	**	—	—
Barclays Capital:
Forward foreign currency contracts receivable	$2,407,461	—		$—	2,407,461

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $20,402,113 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 10 — Commitments

At June 30, 2015, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
U.S. Farming Realty Trust II	$832,745
RELP-6 — 11.01% 2016	3,458,965
RELP-8 — 10% 2017	6,099,521
RELP-9 — 9% 2017	7,739,914
RELP-10 — 9.5% 2017	7,942,429
$26,073,574

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2015
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2014	$1,000.00	$1,000.00
Ending Account Value June 30, 2015	$1,000.00	$1,019.29
Expenses Paid During Period*	$5.50	$5.56

*  Expenses are equal to the Fund's annualized expense ratio of 1.11%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2015 (181/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (75)†	Trustee and Chairman* Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (78)†	Trustee* Years Served: 5	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – (70)†	Trustee* Years Served: 12	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – (72)†	Trustee* Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Trustee* Years Served: 8	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Steven Romick – (52)	Trustee,* Vice President & Portfolio Manager Years Served: 21	Managing Partner of the Adviser	2
Mark Landecker – (39)	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser
Brian Selmo – (37)	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser.
J. Richard Atwood – (55)	President Years Served: 12	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Continued

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – (48)	Treasurer Years Served: 8	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (29)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212-3948

COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

FPA International Value Fund

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

June 30, 2015

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the second quarter of 2015, the Fund returned a positive 2.92% (in U.S. currency), compared to 0.53% for the MSCI All Country World Index's (ex-U.S.) (Net) (the "Index"). Since the beginning of the year, the Fund gained 6.68% (in U.S. currency) versus a gain of 4.03% for the Index. Most importantly, the Fund has appreciated by an annualized 10.57% since inception on December 1, 2011, vs. 8.33% for the Index.

At the end of the quarter, the Fund was 62% invested (down from just under 70% as at March 31, 2015), with the percentage having continued to come down progressively throughout the period. Since inception, the Fund's cash exposure has averaged circa 35%.

So much yet so little

In a lengthy commentary last quarter, we highlighted the extreme prices areas of capital markets had once again reached. We commented on the increasingly irrational behaviors of many participants, and other signs of market excesses. Specifically, we mentioned Europe, following the annnouncement of an aggressive quantitative easing program by the European Central Bank. We also mentioned China, with the astonishing rise of retail trading, fueled by changes in regulations, and expectations of more government stimulus in the face of slowing economic growth. We took advantage of this moment to reiterate our belief in our approach, and the importance of staying true to our discipline, as additional dramatic developments, noise, and irrational behaviors would likely ensue. The following three months didn't disappoint.

Throughout the quarter, Europe experienced material volatility, and the Stoxx Europe index1 ended in negative territory for the period. These movements were seemingly driven by a revival of the old Greek drama. In a farcical turn of events, the Eurogroup agreed one more time to push the issue out further under the pretense of unrealistic reforms, but only after the country overwelmingly rejected milder budget cuts in a referendum. The possibility of an agreement has caused European markets to bounce back, and return to their March end levels. So, while much of the focus has been on the Greek situation in the past few months, little has effectively changed from our standpoint as bottom-up, long-term, value investors.

On Greece specifically, we are reminded of prior loans extended to the country by British, French, and Russian creditors which ultimately were never repaid, and the subsequent writings in 1854 by French scholar Edmond About: "Greece is the only known example of a still-existing country that's been completely insolvent since its birth."2 For those with a longer-term perspective, it's hard to imagine the Greek financial situation being news, let alone an encouragement to deploy capital.

Volatility was even more dramatic in the Chinese market. The Shanghai composite index has come down by more than 30% from its peak in mid-June 2015. This is supposedly a reaction to weakening economic growth and disappointing individual business performance. As we pointed out last quarter, we would also note the Chinese government's recent efforts to bring uneducated retail investors into the market in mass, while at the same time facilitating shorting activity, as contributing factors to the decline. More interestingly, the sharp fall in prices was followed by the decision to halt trading of up to more than 50% of all listed companies on China's two main exchanges. Major shareholders, corporate executives, and directors were also banned from selling their stakes in listed companies for six months. This type of government intervention is something we started to notice

1  The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

2   La Grèce Contemporaine (1854), by Edmond About.

1

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

(Continued)

back in May, albeit at a much smaller scale. It was brought to our attention at the time that more and more recently IPO'ed Chinese companies would halt trading shortly after their post-IPO pop.

We salute the Chinese for leading the charge for innovation in governments' ways of trying to control asset prices. It provides for good perspective on the efficiency of capital markets. It also reinforces our belief that returns should be measured over the long run, and based on the value that businesses create over time, rather than the short-term performance of their stocks. How else would one measure returns, if a computer glitch prevented pricing at close, or trading was indeed halted by government fiat? Share prices can not only be erratic, but also simply fabricated. This can be done indirectly, through monetary policies, but also more directly, as evidenced by the Chinese government's actions. As the two compound to distort market prices to unprecedented levels, one can only pause and reflect on where we stand. As Howard Marks commented in The Most Important Thing, "As difficult as it is to know the future, it's really not that hard to understand the present ... If we are alert and perceptive, we can gauge the behavior of those around us and from that judge what we should do ... Simply put, we must strive to understand the implications of what's going on around us."

The Chinese market situation also highlights how meaningless relative returns can be, with now close to 5% of the MSCI All Country World (ex-U.S.) Index's potentially fixed to be only either flat or up because of the Chinese government's potential intervention in the market. In fact, we would suggest short-term minded investors should do without portfolio management at this point. Simply put it all in Chinese stocks. By order of the Communist Party of China (CPC), that strategy has officially become synonymous to being cash if the market goes down, and invested only if the market goes up. High returns, low volatility guaranteed.3

Lastly, we can't help but wonder why all the noise about the Chinese market "collapse." As we mentioned last quarter, Chinese equities were approaching a seven-year high prior to the correction, and the Shanghai composite index is now still up more than 30% year-to-date. The recent "crash" is dramatic for the millions of Chinese who poured their savings in the market (and to be fair for the Japanese funds which sought relief from debt exposure by allocating to Chinese equities). It also needs to be added to the list of dramatic market events that one would expect, under normal circumstances, to cause high profile failures (like the recent sharp drop in oil prices, or surge in the Swiss franc). Yet it makes no difference relative to where we were three months ago from a valuation standpoint. So, once again, while much of the focus has been on Chinese equities, little has changed from our standpoint as investors.

Much has happened this quarter, yet little has changed. Outside China and Europe, most markets continued to hum along, with the Nikkei topping 20,000 for the first time in 15 years. Artificially cheap capital printed by governments around the world continues to fuel irrational behaviors, absurd prices (Central banks don't have a profit and loss objective, in fact the more expensive the better), and to support unproductive — if not value destructive — investments. The environment remains most challenging overall from a value perspective. As we continue to travel and meet companies, we find that both earning expectations — even in situations with high execution risks — and multiples are excessively high. More concerning to us, we find that even some of the more disciplined managers, are starting to give-in, and venture into both economically and strategically absurd M&A. The increasingly insolvable problem of not only how to get a fair return for putting capital at risk, but also where to even park capital, is starting to get to them. Keeping with our own discipline, we've added no new ideas to the portfolio, and cash has continued to increase throughout the period.

To the point above about a Chinese-only strategy, it's starting to feel like active management has indeed become superfluous. Focusing on long-term economic characteristics of individual businesses, and the quality of

3  In case this is not clear enough to our readers, this paragraph is intended to be read as French sarcasm, and should not be construed as a guarantee of performance or a recommendation to invest into any securities.

2

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

(Continued)

the managers in charge of running these businesses and re-investing the cash they generate, appears like a waste of time which can only lead to inaction and increased cash exposure. Owning everything seems like a far more productive and satisfying approach4. As contrarian-minded investors however, we'd argue that if it seems that simple and that obvious, it's probably wrong, and most likely not the way to ensure true long-term wealth creation.

As more disciplined investors increasingly refrain from engaging into a return-less market and economy, more unscrupulous and/or less qualified participants are stepping up, willing to borrow excessively at no costs, to allocate capital into speculative investments. Even unwilling agents are being pulled into trading securities at levels they know to be unsound, as quantitative easing actions are causing market liquidity to tighten (or their very existence comes into question). Doing anything, however absurd, is now better than doing nothing, so that few tied to this action imperative can avoid getting pulled in. As one of our fellow investors put it in a recent Financial Times piece, many investments today are not being made because they increase productivity, they're being made because money is cheap and the profit motive is strong.5 We can't envision a capital economy in which this produces positive results, and is sustainable over the long run. While we recognize that such state controlled economies can take years to die, we don't think the argument makes for much of an investment thesis. We'll wait.

Key performers

Our worst performing holding in the quarter was Prada, which was down (18.88%) (in U.S. currency). The position was added to the portfolio in the third quarter of last year. Based in Italy, Prada is one of the few iconic global luxury fashion brands, with a strong presence in leather goods. Such powerful status and foothold in that attractive category are difficult to replicate, as consumers' perception of luxury is hard to change, and as time reinforces the brand's value proposition. In the long run, Prada should benefit from continued wealth creation and aspirational consumption, and unlike some of its peers, it still has room to increase its store count. More importantly, the scarcity and quality of its products have allowed the group to consistently deliver strong high profit and EBITDA6 margins, along with strong, stable returns on capital.

In the short-term, Prada's operating performance is negatively impacted by weak spending in luxury goods in Asia, and in China in particular, where the group has significant exposure. This weakness is a function of slower economic growth, anti-gifting policies, and to a degree, recent fluctuations in exchange rates. As a result, Prada's share price is down more than 50% since its 2013 peak (in U.S. currency), vs. the Index up approximately 12% during the same period.

We believe Prada's issues are cyclical, rather than structural. We find the resulting share price correction overdone given the global nature, and overall strength of the business, as sales continue to develop positively outside of Asia. With net cash on the balance sheet, we expect the company will easily weather the Chinese downturn, and eventually return to more positive results. With management personally holding 80% of the stock, we suspect they are as eager as we are to see the business prosper, and the value of their assets restored. As a result, Prada remains one of the Fund's largest positions despite the continued decline in share price.

Our best performing holding in the quarter was TNT, which was up 34.14% (in U.S. currency). The position was added to the portfolio in the second quarter of last year. Based in the Netherlands, TNT is a spin-off from Dutch national postal service provider PostNL. The company's primary focus is the transportation of goods

4   See footnote 3.

5   Financial Times, "Rates must rise to avert next crisis", July 15, 2015.

6   EBITDA (Earnings before Interest Tax Depreciation and Amortization ) is essentially net income with interest, taxes, depreciation, and amortization added back to it.

3

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

(Continued)

across Europe within a pre-agreed day and/or time. It arguably operates one of the best European road networks, and counts among the few players with an air network in the region, which caused an attempted takeover by UPS to be blocked by the European Commission in 2012.

Given its structure and end-market exposure, TNT had suffered from poor governance and thus, offered significant opportunities for improvements. It had also experienced challenging market conditions, given the weak European economic backdrop. As a result, the stock had been trading at statistically attractive valuations for some time, but we became interested only when PostNL reduced its participation to less than 15%, and management changed. Following the change of management, we believed the company's remaining issues were cyclical, rather than structural, and expected the new management to deliver material operating efficiency gains over time, while the solid balance sheet would allow the business to withstand difficult conditions in the short-term.

The unwinding of the discount to intrinsic value happened much faster than we anticipated however, as Fedex agreed to an all-cash offer for the company in April. The transaction is anticipated to close in early 2016.

Portfolio activity and profile

As mentioned earlier in this commentary, there were no new additions to the portfolio, and no complete exit from existing positions this quarter. However, we continuously monitored and took advantage of increases in share prices to further reduce our exposure to companies which now trade at unattractive discounts to intrinsic values.

The overall profile of the portfolio remained largely unchanged from the previous quarter as a result. Consistent with our investment philosophy, it remains relatively concentrated with less than 30 holdings, and the top 10 accounting for more than 40% of the Fund's assets. At June 30, 2015, the weighted average discount to intrinsic value7 of our holdings was effectively unchanged from the previous quarter as we further reduced exposure to positions with low discounts to intrinsic values.

The portfolio remains reasonably balanced between small and larger market capitalization companies, although we generally find that smaller, more arcane companies tend to offer better discounts in the current environment, in particular when faced with execution challenges, or changing business conditions. We do not consider this to be very meaningful however, as our approach is agnostic to size, as it is to geography or sectors.

The main geographic features of the portfolio are broadly similar to what they were at the end of the first quarter. While we are invested in companies based in emerging markets, in both Asia and Latin America, our holdings are primarily European. We also have notable exposure to businesses located in the Pacific Basin. We find that where companies are domiciled is of limited relevance, however. What matters to us is where free cash flow8 is generated, and therefore business value created, along with the risks associated with this value creation.

We still have no exposure to companies based in Japan, where we find that management teams typically lack the financial discipline we look for, and where we think valuations remain generally unattractive, in particular on the back of continued strong market performance in the past few months.

From a sector standpoint, we still have no exposure to banks. We find that these businesses often don't lend themselves well to research and appraisal, and tend to generate low returns, despite high levels of financial

7   Estimated intrinsic value — The actual value of a company or an asset based on an underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors. This value may or may not be the same as the current market value and thus if it is less it is at a discount.

8   Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

4

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

(Continued)

leverage. Furthermore, we've argued that their business model may be structurally impaired by increased regulatory pressure, and severely challenged by the current low rate environment.

Exposure to Industrials remains meaningful, due to our investments in sectors like mining, and Oil & Gas to a lesser degree. Beyond that, the Fund is still relatively broadly invested, while geared toward businesses that are cash generative and not very capital intensive. These include service type businesses, robust industrials, and consumer goods companies. Our exposure to technology is broadly the same, and simply reflects the strong fundamentals of the underlying businesses, rather than any calls on technological developments or market cycles. In general, we find that technology-driven companies are difficult to value, as we typically struggle to assess the long-term sustainability of their business models.

Long-term prospect

In general terms, our perception of the overall macro framework also remains broadly unchanged. We continue to see positive developments in the U.S., and some signs of life in Europe, although visibility remains limited, in particular in light of the Greek situation, and tensions around the British participation to the European Union. We are concerned with continued increase in financial leverage, in particular sovereign debt, weak financial institutions, most notably in Europe, imbalances in developing countries, specifically in China, the likelihood of tax increases, the threat of rampant inflation or currency disruptions driven by fiscal and monetary policies, and the rise in size, scope, and cost of governments across markets.

We see potential compelling prospects for our investment strategy however, as it appears as though we're heading into more tumultuous times. While challenging, such periods may present us with unique investment opportunities. We also think that our portfolio remains relatively well-positioned to weather the market cycle, and we hold an increasing amount of cash. This should allow us to take advantage of possible future suppressed liquidity and extreme price dislocations.

Investment credo

As absolute, long-term value investors, our focus is on identifying competitively advantaged businesses, with solid balance sheets, strong cash flow generation profiles and management teams that both operate the business well and deploy capital in a value creative manner, whose stocks we can purchase at significant discounts to our estimates of intrinsic value.

As always, we thank you for your confidence and look forward to continue serving your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py

Portfolio Manager

June 30, 2015

5

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

June 30, 2015 (Unaudited)

Common Stock	61.6%
Real Estate Services	8.2%
Flow Control Equipment	6.9%
Construction & Mining Machinery	6.0%
Courier Services	5.1%
Other Commercial Services	4.8%
Apparel, Footwear & Acc Design	4.7%
Oil & Gas Services & Equipment	4.0%
Industrial Distribution & Rental	3.1%
Infrastructure Software	1.9%
Application Software	1.9%
Packaged Food	1.8%
Professional Services	1.8%
Beverages	1.7%
Specialty Pharma	1.7%
Security Services	1.7%
Containers & Packaging	0.9%
Fabricated Metal & Hardware	0.8%
Food Services	0.7%
Information Technology Services	0.6%
Semiconductor Manufacturing	0.5%
Agricultural Chemicals	0.5%
Iron & Steel Foundry	0.2%
Advertising & Marketing	0.2%
Other Common Stocks	1.9%
U.S. Agencies	20.5%
Short-term Investments	17.6%
Other Assets And Liabilities, Net	0.3%
Net Assets	100.0%

6

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS

June 30, 2015
(Unaudited)

COMMON STOCKS	Shares	Fair Value
REAL ESTATE SERVICES — 8.2%
Countrywide plc (Britain)	1,634,267	$14,585,342
LSL Property Services plc (Britain)	4,159,199	25,487,050
		$40,072,392
FLOW CONTROL EQUIPMENT — 6.9%
KSB AG (Preference Shares) (Germany)	38,416	17,908,554
Sulzer AG (Switzerland)	154,100	15,847,601
		$33,756,155
CONSTRUCTION & MINING MACHINERY — 6.0%
Fenner plc (Britain)	8,975,347	$29,227,458
COURIER SERVICES — 5.1%
TNT Express NV (Netherlands)	2,917,574	$24,749,460
OTHER COMMERCIAL SERVICES — 4.8%
ALS, Ltd. (Australia)	5,247,139	$23,683,321
APPAREL, FOOTWEAR & ACC DESIGN — 4.7%
adidas AG (Germany)	126,500	9,681,605
Christian Dior SE (France)	5,843	1,140,613
Prada SpA (Italy)	2,482,600	11,946,124
		$22,768,342
OIL & GAS SERVICES & EQUIPMENT — 4.0%
Fugro NV (CVA) (Netherlands)*	883,403	$19,362,376
INDUSTRIAL DISTRIBUTION & RENTAL — 3.1%
Aggreko plc (Britain)	660,886	$14,942,821
INFRASTRUCTURE SOFTWARE — 1.9%
Atea ASA (Norway)	320,014	2,857,104
Oracle Corp.	166,100	6,693,830
		$9,550,934
APPLICATION SOFTWARE — 1.9%
SAP SE (Germany)	133,794	$9,337,428
PACKAGED FOOD — 1.8%
Danone SA (France)	137,361	$8,880,406

7

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

COMMON STOCKS	Shares	Fair Value
PROFESSIONAL SERVICES — 1.8%
Michael Page International plc (Britain)	1,023,035	$8,760,568
BEVERAGES — 1.7%
Diageo plc (Britain)	292,879	$8,472,026
SPECIALTY PHARMA — 1.7%
Hypermarcas SA (Brazil)*	1,161,700	$8,455,589
SECURITY SERVICES — 1.7%
G4S plc (Britain)	1,920,827	$8,106,615
CONTAINERS & PACKAGING — 0.9%
Brambles, Ltd. (Australia)	553,158	$4,523,965
FABRICATED METAL & HARDWARE — 0.8%
GUD Holdings Ltd. (Australia)	542,176	$3,697,913
FOOD SERVICES — 0.7%
Sodexo SA (France)	37,258	$3,538,127
INFORMATION TECHNOLOGY SERVICES — 0.6%
Accenture plc (Class A) (Ireland)	29,100	$2,816,298
SEMICONDUCTOR MANUFACTURING — 0.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	110,700	$2,513,997
AGRICULTURAL CHEMICALS — 0.5%
Incitec Pivot Ltd. (Australia)	822,771	$2,444,015
IRON & STEEL FOUNDRY — 0.2%
Vesuvius plc (Britain)	165,614	$1,105,939
ADVERTISING & MARKETING — 0.2%
Publicis Groupe SA (France)	13,060	$965,615

8

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015
(Unaudited)

COMMON STOCKS	Shares or Principal Amount	Fair Value
OTHER COMMON STOCKS — 1.9%		$9,315,941
TOTAL COMMON STOCKS — 61.6% (Cost $324,850,113)		$301,047,701
BONDS & DEBENTURES
U.S. AGENCIES — 20.5%
Federal Home Loan Bank
—0.00% 8/21/2015	$25,000,000	$24,999,270
—0.00% 8/27/2015	25,000,000	24,999,178
—0.00% 9/10/2015	25,000,000	24,998,655
—0.00% 9/17/2015	25,000,000	24,998,370
TOTAL U.S. AGENCIES (Cost $99,990,950)		$99,995,473
TOTAL BONDS & DEBENTURES (Cost $99,990,950)		$99,995,473
TOTAL INVESTMENT SECURITIES — 82.1% (Cost $424,841,063)		$401,043,174
SHORT-TERM INVESTMENTS — 17.6%
State Street Bank Repurchase Agreement — 0.00% 7/1/2015 (Dated 06/30/2015, repurchase price of $85,986,000, collateralized by $86,605,000 principal amount U.S. Treasury Note — 2.375% 2024, fair value $87,708,348)	85,986,000	$85,986,000
TOTAL SHORT-TERM INVESTMENTS (Cost $85,986,000)		$85,986,000
TOTAL INVESTMENTS — 99.7% (Cost 510,827,063)		$487,029,174
Other assets and liabilities, net — 0.3%		1,678,904
NET ASSETS — 100.0%		$488,708,078

*  Non-income producing security.

  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

9

FPA INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $424,841,063)	$401,043,174
Short-term investments — at amortized cost (maturities 60 days or less)	85,986,000
Foreign currencies at value	2,984,808
Cash	764
Receivable for:
Dividends and interest	840,600
Capital Stock sold	364,953
Investment securities sold	6,556
Unrealized gain on forward currency contracts	149,162
Prepaid expenses and other assets	100
Total assets	491,376,117
LIABILITIES
Payable for:
Investment securities purchased	1,754,643
Capital Stock repurchased	452,035
Advisory fees	407,994
Accrued expenses and other liabilities	53,367
Total liabilities	2,668,039
NET ASSETS	$488,708,078
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 35,605,780 outstanding shares	$507,847,953
Undistributed net realized gain	1,431,528
Accumulated net investment income	3,071,072
Net unrealized depreciation	(23,642,475)
NET ASSETS	$488,708,078
NET ASSET VALUE
Offering and redemption price per share	$13.73

10

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $297,470)	$5,369,391
Total Investment Income	5,369,391
EXPENSES
Advisory fees	2,588,812
Transfer agent fees and expenses	167,023
Filing fees	58,282
Directors fees and expenses	51,894
Audit and tax services fees	40,528
Reports to shareholders	28,748
Custodian fees	27,058
Legal fees	18,458
Professional fees	6,504
Administrative services fees	6,250
Other	1,800
Total expenses	2,995,357
Net expenses	2,995,357
Net investment income	2,374,034
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(5,892,273)
Foreign currency transactions	12,596,571
Net change in unrealized appreciation (depreciation) of:
Investments	24,009,064
Translation of foreign currency denominated amounts	145,737
Net realized and unrealized gain	30,859,099
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,233,133

11

FPA INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,374,034	$6,585,983
Net realized gain (loss)	6,704,298	(5,321,929)
Net change in unrealized appreciation (depreciation)	24,154,801	(61,800,344)
Net increase (decrease) in net assets resulting from operations	33,233,133	(60,536,290)
Distributions to shareholders from:
Net investment income	—	(6,420,698)
Net realized capital gains	—	(4,468,595)
Total distributions	—	(10,889,293)
Capital Stock transactions:
Proceeds from Capital Stock sold	101,861,197	464,155,793
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	9,846,630
Cost of Capital Stock repurchased	(114,387,062)*	(222,769,025)*
Net increase from Capital Stock transactions	(12,525,865)	251,233,398
Total change in net assets	20,707,268	179,807,815
NET ASSETS
Beginning of period	468,000,810	288,192,995
End of period	$488,708,078	$468,000,810
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares issued to shareholders upon reinvestment of dividends and distributions	—	707,408
Shares of Capital Stock sold	7,666,963	32,394,375
Shares of Capital Stock repurchased	(8,420,915)	(16,688,014)
Change in Capital Stock outstanding	(753,952)	16,413,769

*  Net of redemption fees of $8,047 and $39,135 collected for the periods ended June 30, 2015 and December 31, 2014, respectively.

12

FPA INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2015		Year ended December 31,			For the Period December 1, 2011 to December 31,
	(unaudited)		2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of period	$12.87		$14.45	$12.54	$10.11	$10.00
Income from investment operations:
Net investment income	0.07		0.14	0.10	0.01	— *
Net realized and unrealized gain (loss) on investment securities	0.79		(1.45)	2.13	2.41	0.11
Total from investment operations	$0.86		$(1.31)	$2.23	$2.42	$0.11
Less distributions:
Dividends from net investment income	—		(0.16)	(0.09)	—	—
Distributions from net realized capital gains	—		(0.11)	(0.23)	—	—
Total distributions	$—		$(0.27)	$(0.32)	$—	$—
Redemption fees	—	*	— *	— *	$0.01	— *
Net asset value at end of period	$13.73		$12.87	$14.45	$12.54	$10.11
Total investment return	6.68%		(9.19)%	18.00%	24.04%	1.10%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$488,708		$468,001	$288,193	$41,407	$1,419
Ratio of expenses to average net assets	1.20	%†	1.22%	1.26%	4.14%	16.64%
Ratio of net investment income (loss) to average net assets	0.95	%†	1.28%	0.76%	(2.34)%	(15.90)%
Portfolio turnover rate	30	%†	84%	44%	49%	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See notes to financial statements.
13

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2015
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Note 7.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States.

Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country,

14

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $25,200,674 for the period ended June 30, 2015. The proceeds and cost of securities sold resulting in net realized loss of $5,892,273 aggregated $86,348,826 and $92,241,099, respectively, for the period ended June 30, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2015, was $426,861,426 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2015, for federal income tax purposes was $12,662,364 and $38,480,616, respectively resulting in net unrealized depreciation of $25,818,252. As of and during the period ended June 30, 2015, the Fund did not have any liability

15

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition to the advisory fee, under a separate Agreement, the Fund previously paid the Adviser monthly for providing certain financial and administrative services to the Fund. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this Agreement with the Adviser. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2016.

For the period ended June 30, 2015, the Fund paid aggregate fees of $51,894 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2015, the Fund collected $8,047 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable

16

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate Services	$40,072,392	$—	$—	$40,072,392
Flow Control Equipment	33,756,155	—	—	33,756,155
Construction & Mining Machinery	29,227,458	—	—	29,227,458
Courier Services	24,749,460	—	—	24,749,460
Other Commercial Services	23,683,321	—	—	23,683,321
Apparel, Footwear & Acc Design	22,768,342	—	—	22,768,342
Oil & Gas Services & Equipment	19,362,376	—	—	19,362,376
Industrial Distribution & Rental	14,942,821	—	—	14,942,821
Infrastructure Software	9,550,934	—	—	9,550,934
Application Software	9,337,428	—	—	9,337,428
Other Common Stocks	9,315,941	—	—	9,315,941
Packaged Food	8,880,406	—	—	8,880,406
Professional Services	8,760,568	—	—	8,760,568
Beverages	8,472,026	—	—	8,472,026
Specialty Pharma	8,455,589	—	—	8,455,589
Security Services	8,106,615	—	—	8,106,615
Containers & Packaging	4,523,965	—	—	4,523,965
Fabricated Metal & Hardware	3,697,913	—	—	3,697,913
Food Services	3,538,127	—	—	3,538,127
Information Technology Services	2,816,298	—	—	2,816,298
Semiconductor Manufacturing	2,513,997	—	—	2,513,997
Agricultural Chemicals	2,444,015	—	—	2,444,015
Iron & Steel Foundry	1,105,939	—	—	1,105,939
Advertising & Marketing	965,615	—	—	965,615
U.S. Agencies	—	99,995,473	—	99,995,473
Short-term Investments	—	85,986,000	—	85,986,000
	$301,047,701	$185,981,473	$—	$487,029,174

17

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (currency risk)
Receivable	$—	$647,965	$—	$647,965
Payable	—	(498,803)	—	(498,803)
	$—	$149,162	$—	$149,162

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2015.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statements of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2015 the proceeds from forward foreign currency contracts opened for the Fund were $55,633,219 and the contracts closed or settled was $6,594,579.

At June 30, 2015 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2015	Unrealized Appreciation/ (Depreciation)
Euro	2,557,000	9/16/2015	$2,853,696	$296,500
Euro	21,310,000	9/17/2015	23,783,015	210,127
Euro	10,822,000	3/16/2016	12,121,719	141,338
Total Appreciation			$38,758,430	$647,965
British Pound	6,550,000	12/16/2015	$10,280,210	$(498,803)
Total Depreciation			$10,280,210	$(498,803)

NOTE 8 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to

18

FPA INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Continued

the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2015:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company: Repurchase Agreement	$85,986,000	$85,986,000	**	—	—
Barclays Capital: Forward foreign currency contracts receivable	$647,965	—		$(498,803)	$149,162
Barclays Capital: Forward foreign currency contracts payable	$(498,803)	—		$498,803	—

*  Represents the net amount receivable from the counterparty in the event of default.

** Collateral with a value of $87,708,348 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

19

FPA INTERNATIONAL VALUE FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2015 (unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2014	$1,000.00	$1,000.00
Ending Account Value June 30, 2015	$1,066.80	$1,018.84
Expenses Paid During Period*	$6.15	$6.01

*  Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2015 (181/365 days).

20

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (75)†	Trustee and Chairman* Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (78)†	Trustee* Years Served: 3	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – (70)†	Trustee* Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – (72)†	Trustee* Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Trustee* Years Served: 3	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Steven Romick – (52)	Trustee* Years Served: 3	Managing Partner of the Adviser.	2
Pierre O. Py – (38)	Vice President & Portfolio Manager Years Served: 3	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
J. Richard Atwood – (55)	President Years Served: 3	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

21

FPA INTERNATIONAL VALUE FUND
TRUSTEE AND OFFICER INFORMATION

Continued

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
E. Lake Setzler – (48)	Treasurer Years Served: 3	Senior Vice President and Controller of the Adviser.
Michael P. Gomez – (29)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd,. Suite 1200, Los Angeles, CA 90025.

22

FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 1, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 1, 2015